UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2005

CATALYTICA ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31953	77-0410420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1388 North Tech Boulevard, Gilbert, AZ                     85233

(Address of principal executive offices)                               (Zip Code)

Registrant’s telephone number, including area code:           (480) 556-5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                               Entry into a Material Definitive Agreement

Effective December 19, 2005, Catalytica Energy Systems, Inc. (the “Registrant”), CESI-SCR, Inc. (“CESI-SCR”), CESI-Tech Technologies, Inc. (“CESI-Tech”) and SCR-Tech, LLC (“SCR-Tech”) entered into a settlement agreement and mutual release (the “Settlement Agreement”) with EnBW Energy Solutions GmbH (“ENBW”), ENVICA Kat GmbH (“ENVICA”), ENVICA GmbH, E&EC Energy & Environmental Consultants GmbH, SCR-Tech GmbH, Hans-Ulrich Hartenstein and Brigitte Hartenstein.  Pursuant to the Settlement Agreement, and in consideration for the payment of $1.5 million by or on behalf of CESI-SCR (the “Cash Settlement Payment”), the parties to the Settlement Agreement (the “Parties”) agreed that each Party would be deemed to have satisfied and performed all of their respective obligations and would have no remaining obligations or requirements under (and waived any claims with respect to) that certain Membership Interests and Asset Purchase Agreement dated as of January 21, 2004 by the Registrant and the other signatories thereto entered into in connection with the acquisition of SCR-Tech by CESI-SCR and the acquisition of certain intellectual property by CESI-Tech (the “MIAPA”) and any agreements related to the MIAPA, including without limitation, those certain employment agreements between Hans-Ulrich Hartenstein and SCR-Tech and Brigitte Hartenstein and SCR-Tech (the “Employment Agreements”).  Pursuant to the Settlement Agreement, the Cash Settlement Payment is deemed to fully satisfy the amounts currently owing and payable in the future pursuant to the MIAPA and any agreements relating to the MIAPA.  In connection with the Settlement Agreement, the Parties have also entered into certain agreements relating to the protection of confidential business information and related matters.  In particular, and as part of the Settlement Agreement, (i) ENBW and ENVICA each entered into confidentiality agreements with the Registrant, and (ii) SCR-Tech, and the Hartensteins (as defined in the Settlement Agreement) entered into a Confidentiality and Invention Assignment Agreement.  In addition, the Registrant and ENVICA entered into a Territorial Restriction Agreement providing exclusive rights to the Registrant within NAFTA and exclusive rights to ENVICA outside of NAFTA with respect to SCR catalyst cleaning and regeneration services.

As a result of entering into the Settlement Agreement, the Registrant anticipates recording a one-time gain for settlement of debt in the fourth quarter of 2005 of approximately $2.1 million.

Item 1.02                               Termination of a Material Definitive Agreement

The information disclosed above in the first paragraph of Item 1.01 is incorporated herein by reference.  The Registrant filed a copy of (i) the MIAPA and (ii) Amendment No. 1 to the MIAPA as Exhibits 2.1 and 2.2, respectively, to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 4, 2004, each of which are incorporated herein by reference.

The Registrant estimates that prior to entering into the Settlement Agreement, it would have been obligated to make remaining deferred payments of up to approximately $6.7 million over a 10 to 15-year period beginning in 2005 under the MIAPA, including contingent payments relating to the acquisition of intellectual property and exclusive NAFTA ownership of patents.  As a result of entering into the Settlement Agreement, and in consideration for the Cash Settlement Payment by the Registrant described in the first paragraph of Item 1.01 above, all such estimated remaining deferred payment obligations have been extinguished.

The Parties entered into the Settlement Agreement to resolve disputes among certain of the Parties with respect to the MIAPA and the Employment Agreements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Federal securities laws and is subject to safe harbors created therein.   These forward-looking statements include, but are not limited to, those regarding the Registrant’s expectations regarding the amount and timing of the recording of gain resulting from settlement of debt, and the Registrant’s estimation of deferred payments obligations under the MIAPA prior to entering into the Settlement Agreement.

These forward-looking statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements.  These risks and uncertainties include, among others, the risks associated with the development generally of the Registrant’s overall strategic objectives and the other risks set forth in the Registrant’s most recently filed Forms 10-K and 10-Q filed with the Securities and Exchange Commission.  The Registrant undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Form 8-K.

Item 7.01.                            Regulation FD Disclosure

On December 20, 2005, the Registrant issued a press release announcing the Settlement Agreement.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Item 7.01 of this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                               Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Settlement Agreement and Mutual Release

10.2	Membership Interests and Asset Purchase Agreement dated as of January 21, 2004(1)

10.3	Amendment No. 1 to Membership Interests and Asset Purchase Agreement dated as of February 20, 2004(2)

99.1	Press Release

(1) Incorporated by Reference to Exhibit 2.1 of the Registrants Form 8-K filed on March 4, 2004

(2) Incorporated by Reference to Exhibit 2.2 of the Registrants Form 8-K filed on March 4, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYTICA ENERGY SYSTEMS, INC.

	By:	/s/ Robert W. Zack
Robert W. Zack, President, Chief Executive
Officer and Chief Financial Officer

Date: December 22, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1	Settlement Agreement and Mutual Release

99.1	Press Release